Exhibit 10.1
SUBSCRIPTION AGREEMENT
A completed and originally executed copy of this Subscription Agreement, including all applicable schedules hereto, must be delivered by no later than 12:00 p.m. (Eastern Standard time) on December 14, 2007, unless extended by the Company, to Neutron Enterprises, Inc., at 3500 De Maisonneuve W., Suite #1650, Montreal, Quebec, H3Z 3C1, Attention: Mr. Mitchell Rosen, Chief Financial Officer (Fax: (514) 871-8561; e-mail address: mrosen@neutrongroup.com).
TO: NEUTRON ENTERPRISES, INC. (the “Company”)
The undersigned (the “Purchaser”), on its own behalf, and, if it is not purchasing as principal, on behalf of those for whom the undersigned is contracting hereunder as trustee or agent (each a “Beneficial Purchaser”), hereby irrevocably subscribes for and agrees to purchase the number of Units (each a “Unit”) of the Company set out below to be issued at a price of U.S.$0.25 (the “Purchase Price”) per Unit, for the aggregate consideration set out below, subject to the following terms and conditions. Each Unit consists of one share of Common Stock of the Company and a warrant (a “Warrant”) in the form attached as Exhibit A hereto. Each Warrant allows the holder thereof to purchase one share of Common Stock at a price of U.S.$0.35 per share. This agreement, which for greater certainty includes and incorporates the attached Annexes, Exhibits and Schedules, as each may be amended, supplemented, replaced and/or restated from time to time, are collectively referred to herein as the “Subscription Agreement” or the “Agreement”. The Purchaser on its own behalf, and if not purchasing as principal, on behalf of those on whose behalf it is contracting hereunder as trustee or agent, agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription” including without limitation the representations, warranties, acknowledgements and covenants set forth in the Annexes, Exhibits and Schedules attached thereto. The Purchaser further agrees on its own behalf, and if not purchasing as principal, on behalf of those on whose behalf it is contracting hereunder as trustee or agent, without limitation, that the Company may rely on the Purchaser’s representations, warranties, acknowledgements and covenants contained in such documents.
Issue: Units
Price Per Unit: U.S.$0.25
Number of Units Purchased:
Total Subscription Price (number of Units purchased x U.S.$0.25): U.S.$
Number of shares of Common Stock of the Company currently owned or over which control and direction is exercised (directly and indirectly):

DATED this  _____  day of  _____  , 200  _____  ..

Name and Address of Purchaser:

(Name of Purchaser — please print)	(Purchaser’s Address)

by:

Authorized Signature	(Telephone Number)

(Official Capacity or Title — please print)	(Facsimile Number)

(Please print name of individual whose signature appears above if different from the name of the Purchaser printed above.)	(E-mail Address)
Details of the Beneficial Purchaser (if any, for whom the undersigned is contracting (the “Beneficial Owner”)):

(Name — please print)	(Beneficial Purchaser’s Address)

(if space is inadequate please attach a schedule containing the necessary information)

Registration Instructions (registration of the certificates representing the shares of Common Stock should be made as follows):	Delivery Instructions (the certificates representing the shares of Common Stock are to be delivered as follows (if different from the address of the Purchaser set forth above)):

Name

Account reference, if applicable	Account reference, if applicable

Address	Contact Name

Address

Telephone Number	Telephone Number

Facsimile Number	Facsimile Number

E-mail Address	E-mail Address
ACCEPTANCE
The foregoing is acknowledged, accepted and agreed to this  _____  day of  _____  , 200  _____  ..

NEUTRON ENTERPRISES, INC.

Per:

Authorized Signing Officer

TERMS AND CONDITIONS OF SUBSCRIPTION
This Subscription Agreement is dated as of the date appearing on the first page hereof between Neutron Enterprises, Inc. a Nevada corporation (the “Company”), and the Purchaser identified on the first page hereof and on the signature page hereto;
WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and/or Regulation D promulgated therunder and pursuant to the Securities Laws (as defined below), the Company desires to issue and sell in a private placement transaction up to 16,000,000 Units, subject to increase by the Company;
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:
ARTICLE I.
DEFINITIONS; THE OFFERING
1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:
“Action” shall have the meaning ascribed to such term in Section 3.1(i).
“Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Canadian Purchaser” means a Purchaser residing in the Designated Provinces.
“Closing” means the closing of the purchase and sale of the Common Stock and the Warrants pursuant to Section 2.1, on the date this Agreement is accepted by the Company, which shall be no later than December 14, 2007; provided that the Company may extend the Closing for an additional 120 days in its sole discretion. At the Company’s election, the Company may have multiple Closings, each of which shall be a Closing hereunder.

“Closing Date” means the date of the Closing.
“Commission” means the Securities and Exchange Commission of the United States.
“Common Stock” means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.
“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Designated Provinces” means the provinces of Ontario and Quebec in Canada.
“Disclosure Schedules” means the Disclosure Schedules attached as Annex I hereto.
“Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended.
“Liens” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.
“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(a).
“NI 45-106” means National Instrument 45-106 — Prospectus and Registration Exemptions, as such instrument is in effect (if applicable) on the Closing Date in the provinces of Ontario and Quebec in which the Purchaser resides.
“Ontario Purchaser” means a Purchaser who is resident in the Province of Ontario, Canada or is otherwise subject to the Ontario Securities Laws.
“Ontario Securities Act” means the Securities Act (Ontario), as amended.
“OSC” means the Ontario Securities Commission.

“Ontario Securities Laws” means the Ontario Securities Act, the Securities Regulation thereto, and all instruments, policies, rules, orders, codes, notices and interpretation notes of the OSC in effect as of the date hereto.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Per Unit Purchase Price” means U.S.$0.25.
“Purchaser” means the purchaser indicated on the first page of this Subscription Agreement and includes Canadian Purchasers if applicable.
“Quebec Purchaser” means a Purchaser who is resident in the Province of Quebec, Canada or is otherwise subject to the Quebec Securities Laws.
“Quebec Securities Act” means the Securities Act (Québec), as amended.
“Quebec Securities Laws” means the Quebec Securities Act, the regulations thereunder, and all instruments, policies, rules, decisions, notices and interpretation notes of the AMF in effect as of the date hereto.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).
“Securities” means the Shares, the Warrants and the Shares issuable upon exercise of the Warrant.
“Securities Act” means the Securities Act of 1933 of the United States, as amended.
“Securities Commissions” means, collectively, the applicable securities regulatory authority in each of the Designated Provinces.
“Securities Laws” means, collectively, the applicable securities laws of each of the Designated Provinces and the respective regulations and rules made and forms prescribed thereunder together with all applicable and legally enforceable published policy statements, blanket orders, rulings and notices of the respective Securities Commissions or equivalent securities regulatory authorities in the Designated Provinces.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement, including the Shares issuable upon exercise of the Warrants.
“Subscription Amount” means the amounts set forth below the Purchaser’s signature block on the signature page hereto, in United States dollars and in immediately available funds.
“Subsidiary” means a body corporate that:
(a)	is controlled by:
(i)	the Company;

(ii)	the Company and one or more bodies corporate, each of which is controlled by the Company; or

(iii)	two or more bodies corporate, each of which is controlled by the Company; or
(b)	is a Subsidiary of a body corporate that is a Subsidiary of the Company.
“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

“Transaction Documents” means this Agreement and any Annex, Exhibit or Schedule thereto, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.
“United States” means the United States of America.
“United States Securities Laws” means, collectively, the applicable securities laws of the United States and the regulations and rules made and forms prescribed thereunder, together with all applicable and legally enforceable published policy statements, blanket orders, rulings and notices of the Commission.
1.2 The Offering, The Company is offering (the “Offering”) up to 16,000,000 Units, for an aggregate purchase price of $4,000,000 (the “Maximum Amount”) unless increased by the Company in its sole discretion. The Units will be sold on a reasonable “best efforts” basis pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D thereunder. The Units are being offered solely to a limited number of “accredited investors” as that term is defined in Rule 501(a) of the Securities Act during an offering period (the “Offering Period”) commencing November 19, 2007 and terminating December 14, 2007 unless extended by the Company in its sole discretion for up to an additional 120-day period (the “Termination Date”). The Offering may be terminated by the Company at any time in its sole discretion. Unless waived by the Company, subscriptions for less than $25,000 will not be accepted. Assuming the Company sells the Maximum Amount, the net proceeds to the Company are estimated to be approximately $3,900,000, after deducting commissions and offering expenses payable by the Company estimated at $100,000. The Company intends to use the proceeds for general working capital and other corporate purposes which may include the acquisition of additional assets or businesses. The Company is not required to raise any minimum amount of proceeds prior to executing this Agreement or other Agreements with other Purchasers. Because there is no minimum amount of subscriptions which the Company must receive before accepting funds in the Offering, Purchaser will not be assured that the Company will have sufficient funds to operate its business and will bear the risk that the Company will be unable to secure the funds necessary to meet its current and anticipated financial obligations.
ARTICLE II.
PURCHASE AND SALE
2.1 Closing. At the Closing, the Purchaser shall purchase, and the Company shall issue and sell, in the aggregate, a number of Units up to 16,000,000 Units. The Purchaser shall purchase from the Company, and the Company shall issue and sell to Purchaser, a number of Units equal to such Purchaser’s Subscription Amount divided by the Per Unit Purchase Price as set forth on the first page of this Agreement. All funds tendered by Purchaser will be held by the Company pending acceptance or rejection of this Agreement by the Company and the Closing of the Purchaser’s purchase of the Units. This Agreement will either be accepted by the Company, in whole or in part, or rejected by the Company in its sole discretion as promptly as practicable. If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser. If this Agreement is rejected for any reason, including the termination of the Offering by the Company, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

2.2 Closing Conditions.
The Closing is conditional upon the following:
(a) At the Closing, the Company shall deliver or cause to be delivered to the Purchaser this Agreement, duly executed by the Company.
(b) Upon execution of this Agreement, Purchaser shall deliver or cause to be delivered to the Company the following:
(1) this Agreement, duly executed by the Purchaser; and
(2) the Purchaser’s Subscription Amount by wire transfer to the account of the Company as provided to the Purchaser in writing prior to the Closing Date.
(c) All representations and warranties of each of the parties herein shall remain true and correct as of the Closing Date.
(d) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.
(e) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by the Trading Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by the Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

2.3 Delivery and Payment. Upon execution of this Agreement, the Purchaser shall (on its own behalf and, if applicable, on behalf of each Beneficial Purchaser) deliver to the Company at the address set out on the first page of this Subscription Agreement, or at such other time, date or place as the Company may advise:
(a) a completed and duly signed copy of this Subscription Agreement;
(b) if the Purchaser or a Beneficial Purchaser is resident in or otherwise subject to the Securities Laws of the Designated Provinces and is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person and is purchasing the Purchaser’s Securities as an “accredited investor” as defined in NI 45-106, a duly completed and executed copy of the Accredited Investor Status Certificate in the form attached hereto as Schedule A;
(c) if the Purchaser or a Beneficial Purchaser is resident in or otherwise subject to the Securities Laws of the Designated Provinces and is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person and is purchasing a sufficient number of Units so that the aggregate Purchase Price payable by the Purchaser in respect of the Purchaser’s Securities will not be less than 150,000 Canadian Dollars, a duly completed and executed Minimum Amount Investment Status Certificate in the form attached hereto as Schedule B;
(d) if the Purchaser is resident in or otherwise subject to the Securities Laws of the Designated Provinces and is purchasing the Purchaser’s Securities as an “employee”, “executive officer”, “director” or “consultant” of the Company as such terms are defined in NI 45-106, a duly completed and executed copy of the Employee, Executive Officer, Director or Consultant Status Certificate in the form attached hereto as Schedule C;
(e) any other documents required by the Securities Laws or as the Company may request.
The Purchaser for and on behalf of itself and each Beneficial Purchaser, if any, acknowledges and agrees that the documents referred to in this Section 2.3, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement and each shall constitute a representation, warranty or covenant of the Purchaser and each Beneficial Purchaser, if any, hereunder in favour of the Company. The Purchaser for and on behalf of itself and each Beneficial Purchaser, if any, consents to the filing of such documents as may be required to be filed with the Trading Market or the Securities Commissions in connection with the transactions contemplated hereby. The Purchaser for and on behalf of itself and each Beneficial Purchaser, if any, acknowledges and agrees that the irrevocable offer contained in this Subscription Agreement, the Purchase Price and any other documents delivered in connection herewith will be held by the Company until such time as the Closing Conditions set out hereinabove are satisfied or have been duly waived.

2.4 Deliveries by the Company. Within ten Trading Days of the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser certificates evidencing a number of Shares equal to the Purchaser’s Subscription Amount divided by the Per Unit Purchase Price, and certificates evidencing a number of Warrants equal to such Purchaser’s Subscription Amount divided by the Per Unit Purchase Price, in each case registered in the name of the Purchaser.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to the Purchaser:
(a) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).
(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) as limited by public policy.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any material property or asset of the Company is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any material property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.
(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing by the Company with the Securities Commissions of a report on Form 45-106F1 prepared and executed in accordance with NI 45-106, which is required to be made by the Company within 10 days after the date of the issuance of any Securities to a Canadian Purchaser together with the requisite filing fees; (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws; and (c) such other filings as may be required following the Closing Date under the Securities Act, the Exchange Act, the Securities Laws or corporate law.

(e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all Liens imposed by the Company.
(f) Capitalization. Except for the issuance of Securities pursuant to this Agreement and other similar agreements entered into in connection with the Offering of which this Agreement is a part and except as set forth below, as of November 19, 2007, the Company is authorized to issue 200,000,000 shares of Common Stock, of which 55,114,749 are issued and outstanding, and 10,000,000 shares of preferred stock none of which are outstanding. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, except for employee stock options under the Company’s stock option plans and except as set forth below, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.
As of November 19, 2007, the Company has outstanding or is obligated to issue:
(i)	options to purchase 15,720,000 shares of Common Stock;

(ii)	a warrant to Creata Promotions (USA), Inc. to purchase 250,000 shares of Common Stock;

(iii)	100,000 shares of Common Stock pursuant to a consulting agreement;

(iv)	50,000 shares of Common Stock in exchange for 50,000 Class E Exchangeable Shares in the capital stock of Neutron Media Inc.; and

(v)
at the option of Caledonia Corporate Management Group Limited (“Caledonia”) one share of Common Stock for every $2.50 of principal and interest outstanding under the terms of a secured convertible note payable to Caledonia in the principal amount of $2,100,000.

The Company has agreed to issue to Dresden Capital Inc. (“Dresden”), as partial consideration for fees payable to it in respect to the transactions contemplated by this Agreement, a number of warrants equal to five percent (5%) of the total number of Units subscribed for as contemplated by this Agreement sold by Dresden (collectively, the “Agent’s Warrants”), on substantially the same terms as the Warrants.
(g) SEC Reports; Financial Statements. The Company has filed all periodic reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the one year preceding the date hereof (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedules to this Agreement, the “Disclosure Materials”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applicable in the United States on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
(h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, or in Schedule 3.1 (h): (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans disclosed in Section 3(f) or as disclosed in the SEC Reports. The Company does not have pending before the Commission any requests for confidential treatment of information.

(i) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities; or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Company is not, and has not been, the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.
(j) Labour Relations. No material labour dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.
(k) Compliance. Except as disclosed in the SEC Reports, the Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), and the Company has not received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) in violation of any order of any court, arbitrator or governmental body; or (iii) in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business; except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(l) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, other than a fee payable to Dresden equal to five percent (5%) of the gross proceeds from the subscription for Units contemplated by this Agreement sold by Dresden plus the Agent’s Warrants. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.
(m) Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.
(n) Investment Company. The Company is not, and is not an Affiliates of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(o) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
The Purchaser acknowledges and agrees that the Company does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

3.2 Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
(a) Organization; Authority. The Purchaser is legally competent natural person or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and, when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.
(b) Investment Intent. The Purchaser understands that (i) the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state or other securities law; and (ii) the Purchaser has not received a prospectus, an offering memorandum (including, without limitation, as such term is defined in the Ontario Securities Act), sales or advertising literature or similar document in connection with the purchase of the Securities, and the Purchaser has not requested, nor does the Purchaser need to receive, any such document. The Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. The Purchaser understands and acknowledges that the Securities are subject to certain resale restrictions under applicable securities laws. The Purchaser also acknowledges that it has been advised to consult its own legal advisers with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions (and that the Company is not in any manner responsible for ensuring compliance by the Purchaser with such restrictions).
(c) Experience of Such Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.
(e) Compliance with the Securities Laws. The Purchaser agrees to comply with the requirements of Regulation M of the Exchange Act, if applicable, with respect to the sale of the Shares by the Purchaser. The Purchaser hereby confirms its understanding that it may not cover short sales made prior to the date hereof, nor may it pledge, hypothecate, lend or otherwise facilitate short sales of Company Shares. The Purchaser acknowledges that it does not intend to cover short positions made by it before the Effective Date with Shares purchased by it hereunder.
(f) No Government Review. The Purchaser understands that neither the Commission nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of the Securities, this Agreement or the Warrant, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement or the Warrant.
(g) Restrictions on Transfer. The Purchaser understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom.
(h) Access to Information. The Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities, including, but not limited to, the SEC Reports; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment.

(i) Certain Investment Risks. Purchaser understands that purchasing Units in the Offering will subject Purchaser to certain risks, including, but not limited to, each of the following:
(A) The offering price of the Units offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company’s assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value and, therefore, there can be no assurance that the offering price of the Units is representative of the actual value of the Units.
(B) In order to capitalize the Company, execute its business plan, and for other corporate purposes, the Company has issued, and expects to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities have been and may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Units. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company’s existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Company’s operating flexibility.
(C) There is no minimum amount required to be raised in this Offering and, therefore, the Company may not generate enough net proceeds from this Offering to execute its business plan and satisfy its working capital requirements.
(j) Reliance on Representations. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. The Purchaser represents and warrants to the Company that any information that the Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities. Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

(k) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act, and shall be an “accredited investor” as of the date of any exercise of the Warrants. The Purchaser is not required to be registered as a broker dealer under Section 15 of the Exchange Act.
(l) Broker. Other than as contemplated by this Subscription Agreement, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee, and if any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchaser’s Securities, the Purchaser covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof.
The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.
3.3 Representations and Warranties of Purchaser in the Designated Provinces. The Purchaser on its own behalf and for and on behalf of each Beneficial Purchaser, if any, represents, warrants and covenants in favour of the Company as follows and acknowledges that the Company is relying on such representations, warranties and covenants in connection with the transactions contemplated in this Subscription Agreement:
(a) Authorization and Effectiveness. If the Purchaser or any Beneficial Purchaser is an individual, it is of the full age of majority and has all requisite legal capacity and competence to execute and deliver this Subscription Agreement, to subscribe for the Purchaser’s Securities and to observe and perform its covenants and obligations hereunder, or if the Purchaser or any Beneficial Purchaser is a Company, the Purchaser or such Beneficial Purchaser is duly incorporated and is a valid and existing corporation, has the necessary corporate power, capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchaser’s Securities and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser or any Beneficial Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser or such Beneficial Purchaser has the necessary legal power, capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchaser’s Securities and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in any case, upon acceptance by the Company, this Subscription Agreement will constitute a legal, valid and binding agreement of the Purchaser and each Beneficial Purchaser, if any, enforceable against the Purchaser and such Beneficial Purchaser in accordance with its terms and will not result in a violation of or create a state of facts which, after notice, lapse of time or both, would constitute a default or breach of any of the Purchaser’s or any Beneficial Purchaser’s constating documents, by-laws or authorizing resolutions (if applicable), any agreement, indenture or other document to which the Purchaser or any Beneficial Purchaser is a party or by which it is bound or any law applicable to the Purchaser or any Beneficial Purchaser or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser or any Beneficial Purchaser.
(b) Residence. The Purchaser and each Beneficial Purchaser, if any, was offered the Purchaser’s Securities in, and is a resident of, the Designated Provinces as referred to under “Name and Address of Purchaser” and “Details of the Beneficial Purchaser”, respectively, set out on the first page and page 2 hereof and intends that the securities laws applicable in that jurisdiction govern any transactions involving the Securities subscribed for by the Purchaser or such Beneficial Purchaser and that such addresses were not created and are not used solely for the purpose of acquiring the Purchaser’s Securities.
(c) Private Placement Exemptions. The Purchaser has properly completed, executed and delivered to the Company the applicable questionnaire(s) and certificate(s) (dated as of the date hereof) set forth in Schedules A through C attached hereto and the information contained therein, and the representations, warranties and covenants contained in the applicable Schedules attached hereto, are and will be true and correct both as of the date of execution of this Subscription Agreement and as at the Closing Date.
(d) Purchasing as Principal and For Investment Only. Unless Section 3.3(f) below applies, the Purchaser is purchasing the Purchaser’s Securities as principal (as required by applicable Securities Laws) for its own account, and not for the benefit of any other person and is purchasing the Purchaser’s Securities for investment only and not with a view to resale or distribution of all or any of the Purchaser’s Securities.
(e) No Syndication. Unless Section 3.3(f) below applies, the Purchaser was not created solely to purchase or hold securities (A) as an accredited investor as described in paragraph (m) of the definition of “accredited investor” provided in Schedule A, or (B) in reliance on the “Minimum Amount Investment” exemption provided under Section 2.10 of NI 45-106 and such Purchaser pre-existed the offering of the Securities and has a bona fide purpose other than investment in the Securities.

(f) Purchasing as Agent or Trustee.
(A) In the case of the purchase by the Purchaser of the Purchaser’s Securities as agent or trustee for any principal whose identity is disclosed or identified, each such Beneficial Purchaser of the Purchaser’s Securities is purchasing its Purchaser’s Securities (i) as principal (as required by applicable Securities Laws) for its own account and not for the benefit of any other person; (ii) for investment only and not with a view to resale or distribution of all or any of the Purchaser’s Securities; (iii) was not created or used solely to purchase or hold securities in reliance on the “Minimum Amount Investment” exemption provided under Section 2.10 of NI 45-106 and it pre-existed the offering of the Securities and has a bona fide purpose other than investment in the Securities; (iv) was not created solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” provided in Schedule A; and (v) at an aggregate acquisition cost to such Beneficial Purchaser of not less than 150,000 Canadian Dollars, or as an “accredited investor” as defined in NI 45-106.
(B) In the case of the purchase by the Purchaser of the Purchaser’s Securities as agent or trustee for any principal who is disclosed or identified, the Purchaser is the duly authorized trustee or agent of such Beneficial Purchaser with due and proper capacity, power and authority to execute and deliver, on behalf of such Beneficial Purchaser, this Subscription Agreement and all other Transaction Documents in connection with the purchase of the Purchaser’s Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if such Beneficial Purchaser were the Purchaser and the Purchaser’s actions as trustee or agent are in compliance with all applicable laws and the Purchaser and such Beneficial Purchaser acknowledges that the Company is required by law to disclose to certain regulatory authorities the identity of such Beneficial Purchaser of Purchaser’s Securities for whom it may be acting.
(C) In the case of the purchase by the Purchaser of the Purchaser’s Securities on behalf of an undisclosed Beneficial Purchaser, the Purchaser is deemed under applicable Securities Laws to be purchasing as principal.

(g) Broker. Other than as contemplated by this Subscription Agreement there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee and if any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchaser’s Securities, the Purchaser covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof.
(h) Illegal Use of Funds. None of the funds being used to purchase the Purchaser’s Securities are to the knowledge of the Purchaser and each Beneficial Purchaser, if any, proceeds obtained or derived directly or indirectly as a result of illegal activities. The funds being used to purchase the Purchaser’s Securities which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Purchaser, on its own behalf and on behalf of each Beneficial Purchaser, if any, acknowledges that the Company may in the future be required by law to disclose the Purchaser’s and any Beneficial Purchasers’ name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Purchaser’s and each Beneficial Purchaser’s knowledge, none of the funds to be provided by the Purchaser or a Beneficial Purchaser, if any, is being tendered on behalf of a person or entity who has not been identified to the Purchaser, and the Purchaser shall promptly notify the Company if the Purchaser or a Beneficial Purchaser, if any, discovers that any of such representations cease to be true, and shall promptly provide the Company with all necessary information in connection therewith.
(i) Resale Restrictions. The Purchaser and each Beneficial Purchaser, if any, (A) has been advised to, and will, consult its own legal advisors with respect to trading in the Purchaser’s Securities (including the subscription therefor hereunder), and with respect to the resale restrictions imposed by the Securities Laws of the Designated Provinces in which the Purchaser or such Beneficial Purchaser, if any, resides and other applicable Securities Laws and the rules of the Trading Market, (B) acknowledges that resale restrictions, including applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such Securities that restrict the ability of the Purchaser or such Beneficial Purchaser, if any, to resell such Securities are applicable to the Purchaser’s Securities and may be of indefinite duration, (C) acknowledges that the Purchaser or such Beneficial Purchaser, if any, is solely responsible to determine applicable resale restrictions, (D) is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and agrees to comply with all applicable resale restrictions, and (E) is aware that the Purchaser or such Beneficial Purchaser, if any, may not be able to resell the Securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(j) No Purchase or Offer in United States. The Canadian Purchaser and each Beneficial Purchaser, if any:
(i)
is not a discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a professional fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(ii)
is not, and is not purchasing the Purchaser’s Securities for the account or benefit of, a U.S. Person under the U.S. Securities Act or for resale in the United States or to a U.S. Person in violation of United States federal or state securities laws, was not offered the Purchaser’s Securities in the United States, at the time the purchase order originated was outside the United States, and did not execute or deliver this Subscription Agreement or related documents in the United States.

(k) Company or Unincorporated Organization. If the Purchaser or a Beneficial Purchaser, if any, is a corporation or a partnership, syndicate, trust, association, or any other form of unincorporated organization or organized group of persons, the Purchaser or such Beneficial Purchaser was not created or being used solely to permit purchases of or to hold Securities without a prospectus in reliance on a prospectus exemption.
(l) Absence of Offering Memorandum or Similar Document. The Purchaser and each Beneficial Purchaser, if any, have not received, nor have they requested, nor do they have any need to receive, any offering memorandum or any other document describing the business and affairs of the Company (other than this Subscription Agreement and SEC Reports), nor has any document been prepared for delivery to, or review by, any of them or any other prospective purchasers for the purpose of assisting them in making an investment decision in respect of the Securities.
(m) Absence of Advertising. The offering and sale of the Securities to the Purchaser and each Beneficial Purchaser, if any, was not made or solicited through or as a result of, and the Purchaser and each such Beneficial Purchaser is not aware of, any general solicitation or general advertising with respect to the offering of the Securities, including advertisements, articles, notices or other communications published, communicated or broadcast (as applicable) in any printed public media, radio, television or telecommunications, including electronic display (such as the Internet, including but not limited to the Company’s website), or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(n) No Undisclosed Information. The Purchaser’s Securities are not being purchased by the Purchaser or each Beneficial Purchaser, if any, as a result of, nor does the Purchaser or any Beneficial Purchaser, if any, have knowledge of, any material fact (as defined in applicable Securities Laws) or material change (as defined in applicable Securities Laws) concerning the Company that has not been generally disclosed and the decision of the Purchaser or such Beneficial Purchaser, if any, to tender this irrevocable offer and acquire the Purchaser’s Securities has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Company or any employees, agents or affiliates thereof or any other person and is based entirely upon the SEC Reports.
(o) Investment Suitability. The Purchaser and each Beneficial Purchaser, if any, understands that an investment in the Company includes a high degree of risk, has such knowledge and experience in investments, financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchaser’s Securities, is in a financial position to hold such Securities for an indefinite period of time, and is able to bear the economic risk of total loss of such investment.
(p) Resale. The Purchaser and each Beneficial Purchaser, if any, fully understands that the Securities may not be sold in Canada or to Canadian residents, unless (A) the sale is made pursuant to an available exemption from the prospectus and registration requirements under applicable Securities Laws in the Purchaser’s province or territory of residence, or (B) in addition to other resale requirements, the required “hold” period under applicable Securities Laws, which may be of indefinite duration, has expired since the acquisition by it of the Securities to be sold and all other requirements of applicable Securities Laws are fulfilled, and the Company is a reporting issuer under the Securities Laws at the time of the trade. The Purchaser and each Beneficial Purchaser, if any, will not resell the Securities except in accordance with the provisions of applicable Securities Laws.
(q) Other Documents. The Purchaser and each Beneficial Purchaser, if any, will promptly execute, deliver and file any other documents required by applicable Securities Laws or the Securities Commissions or the Trading Market in order to permit the purchase of the Purchaser’s Securities on the terms herein set forth which the Company requests.

(r) Personal Information. The Purchaser for and on behalf of itself and each Beneficial Purchaser, if any, acknowledges that this Subscription Agreement requires the Purchaser and each Beneficial Purchaser, if any, to provide certain personal information (“Personal Information”) to the Company. Such Personal Information is being collected and will be used by the Company for the purposes of completing the offering of the Securities, which includes, without limitation, determining the Purchaser’s and each Beneficial Purchaser’s eligibility to purchase the Purchaser’s Securities under applicable Securities Laws, preparing and registering certificates representing the Purchaser’s Securities and completing filings required by the Securities Commissions and the Trading Market. The Purchaser, on its own behalf and on behalf of each Beneficial Purchaser, if any, agrees that the Purchaser’s and each Beneficial Purchaser’s Personal Information may be disclosed by the Company to: (A) stock exchanges and applicable securities regulatory authorities, (B) a registrar and transfer agent of the Company, and (C) any of the other parties involved in the proposed offering of the Securities, including legal counsel, and may be included in record books in connection with the offering of the Securities. By executing this Subscription Agreement, the Purchaser for and on behalf of itself and each Beneficial Purchaser, if any, consents to the foregoing collection, use and disclosure of the Purchaser’s and each Beneficial Purchaser’s Personal Information, the collection, use and disclosure of such Personal Information by the Securities Commissions and the Trading Market, and the collection, use and disclosure of such Personal Information by the Company for corporate finance and shareholder communication purchases or such other purposes as are necessary to the Company’s business. The Purchaser, on its own behalf and on behalf of each Beneficial Purchaser, acknowledges that the Trading Market may collect such Personal Information. The Purchaser also consents for and on behalf of itself and each Beneficial Purchaser, if any, to the filing of copies or originals of any of the Purchaser’s or such Beneficial Purchaser’s documents described in Section 2.3 as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.
The Purchaser, on its own behalf and on behalf of each Beneficial Purchaser, if any, acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon by the Company in determining the Purchaser’s eligibility or the eligibility of such Beneficial Purchaser, if any, to purchase the Purchaser’s Securities under Securities Laws. The Purchaser on its own behalf and on behalf of each Beneficial Purchaser, if any, further agrees that by accepting delivery of the Purchaser’s Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser and such Beneficial Purchaser at the Closing Date and that they shall survive the purchase by the Purchaser and such Beneficial Purchaser of the Purchaser’s Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser or such Beneficial Purchaser of the Purchaser’s Securities. The Purchaser on its own behalf and on behalf of each Beneficial Purchaser, if any, undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser or a Beneficial Purchaser set out in this Subscription Agreement which takes place at or prior to the Closing date.
3.4 Purchaser’s Acknowledgements. The Canadian Purchaser for and on behalf of itself and each Beneficial Purchaser, if any, acknowledges and agrees that:
(a) (A) no agency, securities commission, governmental authority, regulatory body, stock exchange or other entity has reviewed, passed on, made any finding or determination as to the merits of investment in, nor have any such agencies, securities commissions, governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Securities, the Company or the offering of the Securities; (B) there is no government or other insurance covering the Securities; and (C) there are risks associated with the purchase of the Purchaser’s Securities;
(b) no prospectus, registration statement, offering memorandum or other offering document has been filed by the Company with a securities commission or other securities regulatory authority in any jurisdiction in or outside of Canada in connection with the issuance of the Purchaser’s Securities, the Securities or the offering of the Securities and such issuances are exempt from the prospectus requirements otherwise applicable under the provisions of applicable Securities Laws and United States Securities Laws and, as a result, in connection with its purchase of the Purchaser’s Securities hereunder, as applicable:
(i)
the Purchaser and such Beneficial Purchaser is restricted from using most of the protections, rights and remedies available under applicable Securities Laws including, without limitation, statutory rights of rescission or damages;

(ii)
the Purchaser and such Beneficial Purchaser will not receive information that may otherwise be required to be provided to the Purchaser and such Beneficial Purchaser under applicable Securities Laws or contained in a prospectus prepared in accordance with applicable Securities Laws;

(iii)	the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws; and

(iv)
there are restrictions on the Purchaser’s ability to resell the Purchaser’s Securities and it is the responsibility of the Purchaser and such Beneficial Purchaser to determine these restrictions and to comply with them before selling any such Securities;

(c) the Purchaser’s Securities are being offered for sale only on a “private placement” basis;
(d) the Purchaser and such Beneficial Purchaser, if any, has had the opportunity to review this Subscription Agreement and the transactions contemplated by this Subscription Agreement and fully understands the same;
(e) all costs and expenses incurred by the Purchaser and such Beneficial Purchaser (including any fees and disbursements of legal counsel retained by the Purchaser and such Beneficial Purchaser) relating to the purchase of the Purchaser’s Securities shall be borne by the Purchaser;
(f) none of the Company’s counsel assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of the SEC Reports and as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed and that such counsel are entitled to the benefit of this subsection;
(g) the Purchaser and each Beneficial Purchaser, if any, is responsible for obtaining such legal and tax advice as it considers necessary or appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated herein;
(h) the Purchaser and each Beneficial Purchaser, if any, is solely responsible for its own due diligence investigation of the Company and its business, for its own analysis of the merits and risks of its investment in the Securities made pursuant to this Subscription Agreement and for its own analysis of the terms of its investment;
(i) the Purchaser’s Securities will be subject to certain resale restrictions under the Securities Laws and the Purchaser and each Beneficial Purchaser, if any, agrees to comply with such restrictions and the Purchaser and each Beneficial Purchaser, if any, has been advised to consult its own legal advisors with respect to applicable resale restrictions and is solely responsible (and the Company is not in any manner responsible) for complying with such restrictions;

(j) the Company shall be entitled to make a notation on its records or give instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein; and
(k) no person has made any written or oral representations or undertakings (A) that any person will resell or repurchase the Purchaser’s Securities, (B) that any person will refund all or any part of the Purchase Price, or (C) as to the future price or value of the Purchaser’s Securities.
3.5 Further Authorization of the Purchaser. If the Purchaser or any Beneficial Purchaser is resident in or otherwise subject to the securities laws of the Province of Ontario, the Purchaser for and on behalf of itself and each Beneficial Purchaser, if any, authorizes the indirect collection of Personal Information pertaining to the Purchaser and such Beneficial Purchaser by the OSC and acknowledges and agrees that the Purchaser and such Beneficial Purchaser has been notified by the Company (i) of the delivery to the OSC of Personal Information pertaining to the Purchaser and such Beneficial Purchaser, including, without limitation, the full name, residential address and telephone number of the Purchaser and such Beneficial Purchaser, the number and type of securities purchased and the total Purchase Price paid in respect of the Purchaser’s Securities, (ii) that this information is being collected indirectly by the OSC under the authority granted to it under applicable Securities Laws, (iii) that this information is being collected for the purposes of the administration and enforcement of the securities laws of Ontario, and (iv) that the title, business address and business telephone number of the public official in Ontario who can answer questions about the OSC’s indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, the Ontario Securities Commission, Suite 1903, Box 5520, Queen Street West, Toronto, Ontario M5H 3S8, Telephone: (416) 593-8086, Facsimile: (416) 593-8252.
ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
4.1 Transfer Restrictions.
(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than (i) pursuant to an effective registration statement; or (ii) to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
4.2 Furnishing of Information. As long as the Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time, to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.
4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.
4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for (i) general working capital purposes, (ii) to finance acquisitions, and (iii) to finance software development and marketing.

4.5 Indemnification of Purchaser. The Company will indemnify and hold each Purchaser and its directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation, that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. The Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.
4.6 Indemnification of Company. Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Units to Purchaser.
4.7 Prohibition of Short Sales. Prior to the termination of this Offering, each Purchaser shall not effect any “short sale” of the Company’s common stock. Each Purchaser acknowledges and agrees that, in the event of an actual or threatened breach of any of the provisions of this Agreement by such party, the harm to the others will be immediate, substantial and irreparable and the monetary damages will be inadequate. Accordingly, each Purchaser agrees that, in such event, the others will be entitled to equitable relief, including an injunction and an order of specific performance, in addition to any and all other remedies at law or in equity.
4.8 Confidentiality. Purchaser acknowledges and agrees that:
(a) All of the information contained in the Transaction Documents is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.
(b) The Transaction Documents have been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

(c) The existence of the Transaction Documents and the information contained therein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser’s personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.
(d) Purchaser shall make its representatives aware of the terms of this Section 4.8 and to be responsible for any breach of this Agreement by such representatives.
(e) Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of the Transaction Documents .
(f) If Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, Purchaser will promptly return this Agreement and any accompanying documentation to the Company.
4.9 Non-Public Information. Purchaser acknowledges that information concerning the matters that are the subject matter of the Transaction Documents constitutes material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.
ARTICLE V.
MISCELLANEOUS
5.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.
5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.
5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. If any party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Units.
5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Currency. Save as otherwise set forth herein, all amounts expressed in dollars or “$” shall refer to the lawful currency of the United States in immediately available funds.
5.15 Language. The parties have requested that this document and all related documents be drafted in the English language only. Les parties ont demandé que ce document et tous documents y afférent soient rédigés en anglais seulement.
(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:	Rory Olson
Chief Executive Officer
Neutron Enterprises, Inc.
3500 de Maisonneuve West
Suite 1650
Montreal, Quebec H3Z 3C1
Canada

Tel: (514) 871-2222

With copy to (which shall not	Neutron Enterprises Inc.
constitute notice):	c/o Francine Wiseman
Corporate Secretary
5 Place Ville Marie
Suite 1203
Montreal, Quebec
H3B 2G2

Tel: (514) 875-2100
Fax: (514) 875-8237
E-mail: fwiseman@spiegelsohmer.com
[SIGNATURE PAGE CONTINUES]

(PURCHASER’S SIGNATURE PAGE)
[_________________________]
By:__________________________
Name:
Title:
Address:
Subscription Amount: U.S.$
[_________________________]

ANNEX I
DISCLOSURE SCHEDULE 3.1

EXHIBIT A
WARRANT

SCHEDULE A
ACCREDITED INVESTOR STATUS CERTIFICATE
TO BE COMPLETED BY ONTARIO AND QUEBEC ACCREDITED INVESTORS
The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.
In connection with the purchase by the undersigned Purchaser of the Purchaser’s Securities, the Purchaser, on its own behalf and on behalf of each Beneficial Purchaser, if any, hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:
(b)	the Purchaser or each such Beneficial Purchaser is resident in or otherwise subject to the securities laws of one of the provinces of Ontario or Quebec;

(c)
the Purchaser or each such Beneficial Purchaser is purchasing the Purchaser’s Securities as principal (as defined in applicable Securities Laws) for its own account and not for the benefit of any other person;

(d)
the Purchaser or each such Beneficial Purchaser is an “accredited investor” within the meaning of NI 45-106 on the basis that the Purchaser or such Beneficial Purchaser qualifies in the category of “accredited investor” reproduced below beside which the Purchaser has indicated the Purchaser or each such Beneficial Purchasers qualifies; and

(e)	upon execution of this Schedule A by the Purchaser, this Schedule A shall be incorporated into and form a part of the Subscription Agreement.
(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	a Canadian financial institution, or a Schedule III bank;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN.$1,000,000;

☐	(k)	an individual whose net income before taxes exceeded CDN.$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN.$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least CDN.$5,000,000;

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least CDN.$5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta .
For the purposes hereof, the following definitions are included for convenience:
(a)
“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)
“control person” has the same meaning as in securities legislation except in Ontario and Québec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)	“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)
“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(f)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)	“investment fund” means a mutual fund or a non-redeemable investment fund;

(h)
“person” includes (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund an association, syndicate, organization or other organized group of person, whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(i)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets;

(j)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(k)
“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.
In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.
In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.
In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.
The foregoing representations, warranties, covenants and certifications contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representations, warranties, covenants and certifications shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Date.

Dated:	Signed:

Witness (If Purchaser is an Individual)	Print the name of Purchaser

Print Name of Witness	If Purchaser is other than an individual, print name and title of Authorized Signing Officer

SCHEDULE B
MINIMUM AMOUNT INVESTMENT STATUS CERTIFICATE
TO BE COMPLETED BY ONTARIO AND QUEBEC PURCHASERS THAT ARE SUBSCRIBING UNDER THE “MINIMUM AMOUNT
INVESTMENT” EXEMPTION
In connection with the purchase by the undersigned Purchaser of the Purchaser’s Securities, the Purchaser, on its own behalf and on behalf of each Beneficial Purchaser, if any, hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:
(a)	the Purchaser or each Beneficial Purchaser is resident in or otherwise subject to the securities laws of one of the provinces of Ontario or Quebec;

(b)
the Purchaser or each Beneficial Purchaser is purchasing the Purchaser’s Securities as principal (as defined in applicable Securities Laws) for its own account and not for the benefit of any other person;

(c)
the Purchaser’s Securities have an acquisition cost to the Purchaser or each Beneficial Purchaser of not less than 150,000 Canadian Dollars, payable in cash at the Closing of the offering of the Securities;

(d)	the Purchaser’s Securities are a security of a single issuer;

(e)
the Purchaser and each Beneficial Purchaser was not created nor is it being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the offering of the Securities and has a bona fide purpose other than investment in the Securities; and

(f)	upon execution of this Schedule B by the Purchaser, this Schedule B shall be incorporated into and form a part of the Subscription Agreement.
The foregoing representations, warranties, covenants and certifications contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representations, warranties, covenants and certifications shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Date.

Dated:	Signed:

Witness (If Purchaser is an Individual)	Print the name of Purchaser

Print Name of Witness	If Purchaser is other than an individual, print name and title of Authorized Signing Officer

SCHEDULE C
EMPLOYEE, EXECUTIVE OFFICER, DIRECTOR OR CONSULTANT STATUS CERTIFICATE
TO BE COMPLETED BY EMPLOYEES, EXECUTIVE OFFICERS, DIRECTORS OR CONSULTANTS OF THE COMPANY
The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.
In connection with the purchase by the undersigned Purchaser of the Purchaser’s Securities, the Purchaser hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:
(a)	the Purchaser is resident in or otherwise subject to the securities laws of one of the provinces of Ontario or Quebec;

(b)	the Purchaser is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person;

(c)	the Purchaser’s participation in the trade is voluntary;

(d)	the Purchaser fits within one of the categories set out in Section 2.24 of NI 45-106 and reproduced below beside which the undersigned has indicated the undersigned belongs to such category; and

(e)	upon execution of this Schedule C by the Purchaser, this Schedule C shall be incorporated into and form a part of the Subscription Agreement.
(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY)

☐	(a)	an employee, executive officer, director or consultant of the Company;

☐	(b)	an employee, executive officer, director or consultant of a related entity of the Company; or

☐	(c)	a permitted assign of a person referred to in paragraph (a) or (b).

For the purposes hereof, the following definitions are included for convenience:
(a)
“consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that (a) is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution, (b) provides the services under a written contract with the issuer or a related entity of the issuer, and (c) spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

(b)
“executive officer” means, for an issuer, an individual who is (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, (iii) an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or (iv) performing a policy-making function in respect of the issuer;

(c)
“director” means (i) a member of the board of directors of a company or an individual who performs similar functions for a company, and (ii) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,
(i)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(ii)	a holding entity of the person,

(iii)	an RRSP or a RRIF of the person,

(iv)	a spouse of the person,

(v)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi)	a holding entity of the spouse of the person, or

(vii)	an RRSP or a RRIF of the spouse of the person;
(e)	“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer; and

(f)
“related person” means, for an issuer, (i) a director or executive officer of the issuer or of a related entity of the issuer, (ii) an associate of a director or executive officer of the issuer or of a related entity of the issuer, or (iii) a permitted assign of a director or executive officer of the issuer or of a related entity of the issuer.

In NI 45-106, a person (first person) is considered to control another person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of (a) ownership of or direction over voting securities in the second person, (b) a written agreement or indenture, (c) being the general partner or controlling the general partner of the second person, or (d) being a trustee of the second person.

In NI 45-106 participation in a trade is considered voluntary if (a) in the case of an employee or the employee’s permitted assign, the employee or the employee’s permitted assign is not induced to participate in the trade by expectation of employment or continued employment of the employee with the issuer or a related entity of the issuer, (b) in the case of an executive officer or the executive officer’s permitted assign, the executive officer or the executive officer’s permitted assign is not induced to participate in the trade by expectation of appointment, employment, continued appointment or continued employment of the executive officer with the issuer or a related entity of the issuer, and (c) in the case of a consultant or the consultant’s permitted assign, the consultant or the consultant’s permitted assign is not induced to participate in the trade by expectation of engagement of the consultant to provide services or continued engagement of the consultant to provide services to the issuer or a related entity of the issuer.
The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representations shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Date.

Dated:	Signed:

Witness (If Purchaser is an Individual)	Print the name of Purchaser

Print Name of Witness	If Purchaser is other than an individual, print name and title of Authorized Signing Officer